UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 21, 2014

FANTEX, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-55204 (Commission File Number)	80-0884134 (IRS Employer Identification Number)

330 Townsend Street, Suite 234
San Francisco, CA 94107
(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (415) 592-5950

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01              Other Events.

On October 21, 2014, Fantex, Inc., a Delaware corporation (the “Company”), issued a press release announcing that its Board of Directors declared a dividend of $0.30 per share for its Fantex Series Vernon Davis Convertible Tracking Stock (“Fantex Vernon Davis”). The dividend is payable on November 26, 2014 to all Fantex Vernon Davis stockholders of record as of the close of business on November 25, 2014.

A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated by reference herein.

Item 9.01              Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Exhibit Description

99.1	Press release issued by the Company dated as of October 21, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 21, 2014	FANTEX, INC.

	By:	/s/ David Mullin
	Name:	David Mullin
	Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Exhibit Description

99.1	Press release issued by the Company dated as of October 21, 2014.